EXHIBIT 10.67

                             APRIL 2004 AMENDMENT TO
             APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT,
                            LOAN PURCHASE AGREEMENTS,
                  AND STANDBY STUDENT LOAN PURCHASE AGREEMENTS

        THIS APRIL 2004 AMENDMENT TO APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT, LOAN PURCHASE AGREEMENTS, AND STANDBY STUDENT LOAN PURCHASE AGREEMENT, dated effective as of April 15, 2004 (the "AMENDMENT") is among NATIONAL EDUCATION LOAN NETWORK, INC. (formerly known as Nelnet, Inc.), a corporation duly organized and validly existing under the laws of the State of Nevada ("NELN"), NELNET, INC. (formerly known as Nelnet Loan Services, Inc.), a corporation duly organized and validly existing under the laws of the State of Nebraska ("NELNET"), NELNET EDUCATION LOAN FUNDING, INC., a corporation organized and validly existing under the laws of the State of Nebraska ("NEBHELP"), UNION BANK AND TRUST COMPANY, a Nebraska state banking corporation ("UNION BANK), and BANK OF AMERICA, N.A., a national banking association ("BANK").

                              PRELIMINARY STATEMENT

        (1) Pursuant to that certain Application and Agreement for Standby Letter of Credit (as amended, restated, modified, and increased from time to time, the "LETTER OF CREDIT AGREEMENT") between NELN and Bank, Bank issued letter of credit number 3056037 (the "LOC") to Wells Fargo Bank Minnesota, National Association, for the account of NELN.

        (2) Pursuant to that certain Loan Purchase Agreement dated May 23, 2003 ("UNION BANK PURCHASE AGREEMENT"), Union Bank agreed to purchase certain Eligible Loans (as defined in the Union Bank Purchase Agreement) from Bank to the extent and in the manner set forth herein.

        (3) Pursuant to that certain Loan Purchase Agreement dated May 23, 2003 ("NELNET PURCHASE AGREEMENT"), NELN agreed to purchase certain Eligible Loans (as defined in the Nelnet Purchase Agreement) from Nebhelp acting by and through Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee to the extent and in the manner set forth herein.

        (4) Pursuant to that certain Standby Student Loan Purchase Agreement dated May 23, 2003 ("NEBHELP PURCHASE AGREEMENT"), NELN agreed to purchase certain Eligible Loans (as defined in the Union Purchase Agreement) from Nebhelp to the extent and in the manner set forth herein.

        (5) NELN, NELNET, Nebhelp, Union Bank, and Bank have entered an Amendment to Application and Agreement for Standby Letter of Credit, Loan Purchase Agreements, and Standby Student Loan Purchase Agreements dated effective as of October 21, 2003 ("Amendment").

        (6) NELN, NELNET, Nebhelp, Union Bank, and Bank have entered an additional Amendment to Application and Agreement for Standby Letter of Credit, Loan Purchase Agreements, and Standby Student Loan Purchase Agreements dated effective as of November 20, 2003 ("NOVEMBER AMENDMENT").

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        (7) NELN, NELNET, Nebhelp, Union Bank, and Bank have entered an additional Amendment to Application and Agreement for Standby Letter of Credit, Loan Purchase Agreements, and Standby Student Loan Purchase Agreements dated effective as of December 19, 2003 ("DECEMBER AMENDMENT").

        (8) NELN, NELNET, Nebhelp, Union Bank, and Bank have entered an additional Amendment to Application and Agreement for Standby Letter of Credit, Loan Purchase Agreements, and Standby Student Loan Purchase Agreements dated effective as of February 23, 2004 ("FEBRUARY AMENDMENT").

        The Union Bank Purchase Agreement, the Nelnet Purchase Agreement, and the Nebhelp Purchase Agreement shall be individually referred to herein as a "PURCHASE AGREEMENT" and collectively, as the "PURCHASE AGREEMENTS". NELN, NELNET, Nebhelp, and Union Bank are collectively referred to herein as the "NELNET ENTITIES")

        NELN, Nelnet, and Nebhelp have requested that the expiration date of the Letter of Credit (as defined in the Letter of Credit Agreement) be extended for an additional 364 day period and have also requested that certain additional loans be included within the definition of "Eligible Loans" for the purposes of the Letter of Credit Agreement and the Purchase Agreements.

        Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 DEFINED TERMS. All capitalized terms defined in the Purchase Agreements, and not otherwise defined herein shall have the same meanings herein as in the Purchase Agreements. Upon the effectiveness of this Amendment, each reference in the Letter of Credit Agreement or any Purchase Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Letter of Credit Agreement and the Purchase Agreements, each as amended hereby.

     SECTION 1.02 REFERENCES, ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or constructed against any person solely because that person or its legal representative drafted such provision.

                                   ARTICLE II
        AMENDMENTS TO LETTER OF CREDIT AGREEMENT AND PURCHASE AGREEMENTS

     SECTION 2.01 AMENDMENTS TO THE LETTER OF CREDIT AGREEMENT.

        (a) Section 6 of the face of the Letter of Credit Agreement shall be amended by changing the expiration date from "May 21, 2004" to "May 20, 2005".

        (b) Section 1 of Addendum B to the Letter of Credit Agreement shall be amended in its entirety to read as follows:

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          1. Section 1(b) of the  Application  is hereby  supplemented  with the specific Letter of Credit fee as follows:  Applicant  agrees to pay Bank of
     America: (i) a non-refundable fee of $75,000 upon the issuance of the Letter of Credit; (ii) a non-refundable fee of $162,500 on the date of the issuance of the Letter of Credit; (iii) a non-refundable fee of $162,500 on August 22, 2003; (iv) a fee of $87,500 on November 24, 2003; (v) a fee of $87,500 on February 23, 2004; and (vi) a fee of $175,000 on May 20, 2004.
     Receipt of payment of the fees described in subsections (i) through (v) is hereby acknowledged by Bank of America. The fees described in subsections
     (i) through (iii) above shall be non-refundable under any circumstances. However in the event the letter of credit is cancelled prior to its stated expiry date, the fees described in subsections (iv), (v), and (vi) as applicable shall be prorated for the period the Letter of Credit has been outstanding since the date the fee was paid. Such calculation shall be determined by multiplying the fee by a fraction whose numerator is the number of days which have elapsed from the last date a Letter of Credit Fee was due and payable and paid, and whose denominator is 90 or 364 in the case of (vi) above. All fees payable under the Application shall be made in immediately available funds at Account No. 3750836479, at Bank of America, or at such other account or place as Bank of America may from time to time direct.

     SECTION 2.02 AMENDMENT TO NEBHELP PURCHASE AGREEMENT.

               (a) The definition of "Commitment Period" set forth in Section 1 of the Nebhelp Purchase Agreement shall be amended in its entirety to read as follows:

               "COMMITMENT PERIOD" shall mean the period of time from the date first set forth above until 728 days thereafter, unless extended in writing by Seller, Purchaser and Bank of America.

               (b) Paragraph (f) of the definition of "Trigger Event" set forth in Section 1 of the Nebhelp Purchase Agreement shall be amended by changing the deadline to consummate purchase of Eligible Loans from "May 6, 2004" to "May 5, 2005".

        SECTION 2.03 AMENDMENTS TO NELNET PURCHASE AGREEMENT.

        (a) The definition of "Guarantee Agency" set forth in Section 1 of the Nebhelp Purchase Agreement shall be amended in its entirety to read as follows:

               "Guarantee Agency" means: (i) National Student Loan Program, Inc.
        (NSLP); (ii) USA Funds (USAF); (iii) Tennessee Student Assistance Corporation (TSAC); (iv) California Student Aid Commission (CSAC); (v) Great Lakes Higher Education Guaranty Corporation (GLHEGC); (vi) Pennsylvania Higher Education Assistance Authority (PHEAA); (vii) Massachusetts Higher Education Assistance Corporation (American Student Assistance); (viii) Kentucky Higher Education Assistance Authority; (ix) Rhode Island Higher Education Assistance Authority; (x) Finance Authority of Maine (FAME); (xi) Colorado Student Loan Program (CSLP); and (xii) any other Guaranty Agency with which both Purchaser and Bank of America, N.A. have entered into Guarantee Agreements or which are approved by Purchaser and Bank of America, N.A., from time to time, each of which administers a Guarantee Program within a State or any successors and assigns thereof administering the Guarantee Program, and each of which has entered into a Guarantee Agreement with the Trustee on behalf of the Seller."

        (b) Section 2(b) of the Nelnet Purchase Agreement shall be amended in its entirety to read as follows:

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        "(b) Delivery and payment for the FFELP Loans shall take place at a location and on a date (the "Loan Purchase Date") to be specified by the Seller. The applicable Loan Purchase Date shall not be later than the date set forth in the Loan Transfer Addendum pertaining to such FFELP Loans, and in any event shall not be later than 728 days from the date of this Agreement."

     SECTION 2.04 AMENDMENT TO UNION BANK PURCHASE AGREEMENT. The definition of "Guarantee Agency" set forth in Section 1 of the Union Bank Purchase Agreement shall be amended in its entirety to read as follows:

               "Guarantee Agency" means: (i) National Student Loan Program, Inc.
        (NSLP); (ii) USA Funds (USAF); (iii) Tennessee Student Assistance Corporation (TSAC); (iv) California Student Aid Commission (CSAC); (v) Great Lakes Higher Education Guaranty Corporation (GLHEGC); (vi) Pennsylvania Higher Education Assistance Authority (PHEAA); (vii) Massachusetts Higher Education Assistance Corporation (American Student Assistance); (viii) Kentucky Higher Education Assistance Authority; (ix) Rhode Island Higher Education Assistance Authority; (x) Finance Authority of Maine (FAME); (xi) Colorado Student Loan Program (CSLP), and (xii) any other Guaranty Agency with which Seller has entered into Guarantee Agreements or which are approved by Seller, from time to time, each of which administers a Guarantee Program within a State or any successors and assigns thereof administering the Guarantee Program, and each of which has entered into a Guarantee Agreement with the Seller."



        SECTION 2.05 AMENDMENT TO LOC. Section 4 under the heading "Special Conditions" of the LOC shall be amended by changing the Expiration Date (as defined therein) from "May 21, 2004" to "May 20, 2005".

                                  ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

        SECTION 3.01 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the fulfillment of the following conditions precedent:

        (a) receipt by Bank of this Amendment duly executed by NELN, NELNET, Nebhelp and Union Bank;

        (b) receipt by Bank of Officers' Certificates from Nelnet and NELN, in form and substance acceptable to Bank;

        (c) rating confirmations or consents, as applicable, with respect to this Amendment and extension of the expiration of the Letter of Credit from Standard & Poors, Moody's Investors Service, and MBIA Insurance Corporation;

        (d) opinions of counsel of Perry, Guthery, Haase & Gessford, P.C., L.L.O., in form and substance acceptable to Bank; and

        (e) payment of all fees and expenses of Bank, including without limitation, the reasonable fees and expenses of counsel to Bank.

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

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

        In order to induce Bank to enter into this Amendment, each Nelnet Entity hereby represents and warrants to Bank, that, after giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, all representations and warranties set forth in the Letter of Credit and the Purchase Agreement by such Nelnet Entity are true and correct on the date hereof as though made on and as of such date.

                                   ARTICLE V
                                  MISCELLANEOUS

     SECTION 5.01 AFFIRMATION OF DOCUMENTS. Nelnet Entities hereby acknowledge and agree that all of their obligations under the Letter of Credit Agreement and the Purchase Agreements, as amended hereby, and the obligations of NELNET under the Continuing Guaranty dated May 23, 2003, shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified, and confirmed by Nelnet Entities.

     SECTION 5.02 COSTS AND EXPENSES. Nelnet Entities agree to pay on demand all costs and expenses incurred by Bank in connection with the preparation, execution, delivery, filing, administration, and recording of this Amendment and any other agreements delivered in connection with or pursuant to this Amendment, including, without limitation, the fees and out-of-pocket expenses of Haynes and Boone, LLP, counsel to Bank.

     SECTION 5.03 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Nelnet Entities and Bank and their respective successors and assigns.

     SECTION 5.04 CAPTIONS. The captions in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

     SECTION 5.05 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered either in original, facsimile or electronic form, shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

     SECTION 5.06 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

     SECTION 5.07 FINAL AGREEMENT OF THE PARTIES. THE LETTER OF CREDIT AGREEMENT AND THE PURCHASE AGREEMENTS (INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    NELNET ENTITIES


                                    NATIONAL EDUCATION LOAN NETWORK, INC.
                                    NELNET, INC.



                                    By:     /S/ Terry J. Heimes
                                         ---------------------------------------
                                         Name:  Terry J. Heimes, Chief Financial
                                         Officer

                                    NELNET EDUCATION LOAN FUNDING, INC.



                                    By:      /S/ Terry J. Heimes
                                         ---------------------------------------
                                         Name:   Terry J. Heimes
                                                --------------------------------
                                         Title:  President
                                               ---------------------------------

                                    UNION BANK AND TRUST COMPANY, INDIVIDUALLY
                                    AND AS TRUSTEE


                                    By:     /S/ Kenneth L. Backemeyer
                                         ---------------------------------------
                                         Name:  Kenneth L. Backemeyer
                                                --------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------


                                    BANK OF AMERICA, N. A.


                                    By:     /S/ Shelly K. Harper
                                         ---------------------------------------
                                         Shelly K. Harper, Principal